Foreign Exchange Translation Gain/(Loss)	12 Months Ended
Jun. 30, 2022
Foreign Exchange Translation Gain/(Loss) [Abstract]
Disclosure of effect of changes in foreign exchange rates [text block]	Foreign exchange translation gain/(loss)

	SA Rand
Figures in million	2022	2021	2020
Borrowings (a)	(411)	894	(970)
Other items (b)	84	(224)	78
Total foreign exchange translation gain/(loss)	(327)	670	(892)

(a)The loss in 2022 is predominantly caused by unfavourable translations on US dollar loan balances. The unfavourable translations on US dollar loans are attributable to the Rand weakening against the US dollar, evidenced by a closing exchange rate of R16.27/US$1 (2021: R14.27/US$1) (2020: R17.32/US$1). However, the average exchange rate improved marginally from the prior financial year to R15.21/US$1 (2021: R15.40/US$1) (2020: R15.66/US$1).

(b)This relates mainly to the translation of metal trade receivables and cash from a foreign currency to the functional currencies of the operating entities.